                                                                  Exhibit 10.28


                          PREFERRED STOCK AND WARRANTS
                             SUBSCRIPTION AGREEMENT

                                   dated as of

                                November 17, 1999

                                      among


                                 WRC MEDIA INC.

                           WEEKLY READER CORPORATION,

                            JLC LEARNING CORPORATION

                                       and

                             THE BUYERS NAMED HEREIN


                        relating to the purchase and sale

                                       of

                                 Preferred Stock
                                       of
                                 WRC Media Inc.,


                                    Warrants
                                       of
                            Weekly Reader Corporation

                                       and

                                    Warrants
                                       of
                            JLC Learning Corporation

                                TABLE OF CONTENTS
                                    ---------

                                                                                     PAGE
                                                                                     ----
                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

SECTION 1.01.  DEFINITIONS..............................................................2

                                    ARTICLE 2
                                    ---------
                                PURCHASE AND SALE
                                -----------------

SECTION 2.01.  PURCHASE AND SALE........................................................4
SECTION 2.02.  CLOSING..................................................................4

                                    ARTICLE 3
                                    ---------
                      REPRESENTATIONS AND WARRANTIES OF WRC
                      -------------------------------------

SECTION 3.01.  CORPORATE EXISTENCE AND POWER............................................5
SECTION 3.02.  CORPORATE AUTHORIZATION..................................................5
SECTION 3.03.  GOVERNMENTAL AUTHORIZATION...............................................5
SECTION 3.04.  NONCONTRAVENTION.........................................................6
SECTION 3.05.  CAPITALIZATION AND VOTING RIGHTS OF WRC..................................6
SECTION 3.06.  CAPITALIZATION AND VOTING RIGHTS OF WEEKLY READER........................7
SECTION 3.07.  CAPITALIZATION AND VOTING RIGHTS OF JLC..................................8
SECTION 3.08.  VALID ISSUANCE OF SECURITIES.............................................9
SECTION 3.09.  LITIGATION...............................................................9
SECTION 3.10.  NEWLY FORMED CORPORATION.................................................9
SECTION 3.11.  SHAREHOLDER ARRANGEMENTS.................................................9

                                    ARTICLE 4
                                    ---------
                    REPRESENTATIONS AND WARRANTIES OF BUYERS
                    ----------------------------------------

SECTION 4.01.  EXISTENCE AND POWER.....................................................10
SECTION 4.02.  AUTHORIZATION...........................................................10
SECTION 4.03.  GOVERNMENTAL AUTHORIZATION..............................................10
SECTION 4.04.  PURCHASE FOR INVESTMENT.................................................10
SECTION 4.05.  PRIVATE PLACEMENT.......................................................11
SECTION 4.06.  LITIGATION..............................................................11
SECTION 4.07.  BROKERS OR FINDERS' FEES................................................11

                                    ARTICLE 5
                                    ---------
                              CONDITIONS TO CLOSING
                              ---------------------

SECTION 5.01.  CONDITIONS TO OBLIGATIONS OF THE DLJ BUYERS, EACH OF THE OTHER
         BUYERS AND THE SELLERS........................................................11
SECTION 5.02.  CONDITIONS TO OBLIGATION OF THE DLJ BUYERS AND EACH OF THE OTHER
         BUYERS........................................................................12
SECTION 5.03.  CONDITIONS TO OBLIGATION OF THE SELLERS.................................13


                                        i


                                    ARTICLE 6
                                    ---------
                            SURVIVAL; INDEMNIFICATION
                            -------------------------

SECTION 6.01.  SURVIVAL................................................................14
SECTION 6.02.  INDEMNIFICATION.........................................................14
SECTION 6.03.  EXCLUSIVITY.............................................................15

                                    ARTICLE 7
                                    ---------
                                   TERMINATION
                                   -----------

SECTION 7.01.  GROUNDS FOR TERMINATION.................................................15
SECTION 7.02.  EFFECT OF TERMINATION...................................................15

                                    ARTICLE 8
                                    ---------
                                  MISCELLANEOUS
                                  -------------

SECTION 8.01.  NOTICES.................................................................16
SECTION 8.02.  CERTAIN WRC COVENANTS...................................................17
SECTION 8.03.  AMENDMENTS AND WAIVERS..................................................17
SECTION 8.04.  EXPENSES; OTHER PAYMENTS................................................18
SECTION 8.05.  SUCCESSORS AND ASSIGNS..................................................18
SECTION 8.06.  GOVERNING LAW...........................................................18
SECTION 8.07.  JURISDICTION............................................................18
SECTION 8.08.  WAIVER OF JURY TRIAL....................................................19
SECTION 8.09.  COUNTERPARTS; THIRD PARTY BENEFICIARIES.................................19
SECTION 8.10.  ENTIRE AGREEMENT........................................................19
SECTION 8.11.  CAPTIONS................................................................19
SECTION 8.12.  SEVERABILITY............................................................19

Schedule A        Schedule of Investors
Exhibit A         Certificate of Incorporation of WRC Media Inc.
Exhibit B         Preferred Stock
Exhibit C         Form of Weekly Reader Corporation Warrant
Exhibit D         Form of JLC Learning Corporation Warrant
Exhibit E         Form of Stockholders Agreement

                          PREFERRED STOCK AND WARRANTS
                             SUBSCRIPTION AGREEMENT


                 AGREEMENT dated as of November 17, 1999 among WRC Media Inc., a Delaware corporation ("WRC"), Weekly Reader Corporation, a Delaware corporation ("WEEKLY READER"), JLC Learning Corporation, a Delaware corporation ("JLC" and, collectively with WRC and Weekly Reader, the "SELLERS"), and the Persons named on Schedule A hereto (each a "BUYER" and collectively, the "BUYERS").

                              W I T N E S S E T H :
WHEREAS, WRC has agreed to acquire (the "PURCHASE") from Primedia Inc., a Delaware corporation ("PRIMEDIA"), 2,685,670 shares of Common Stock, par value $.01 per share (the "WR COMMON STOCK"), of Weekly Reader, on the terms and conditions set forth in the Redemption, Stock Purchase and Recapitalization Agreement, dated as of August 13, 1999, as amended pursuant to Amendment No. 1 thereto dated as of October 26, 1999 and Amendment No. 2 thereto dated as of November 10, 1999, between WRC and Primedia (as amended, the "RECAPITALIZATION AGREEMENT"); WHEREAS, to finance, in part, the payment of the consideration payable in the Purchase, WRC intends (i) to issue shares of preferred stock, par value $.01 per share (the "PREFERRED STOCK"), (ii) to cause Weekly Reader to issue warrants (the "WR WARRANTS") to purchase WR Common Stock and (iii) to cause JLC to issue warrants (the "JLC WARRANTS" and, together with the WR Warrants, the "WARRANTS" and, collectively with the Preferred Stock and the WR Warrants, the "SECURITIES") to purchase common stock, par value $.01 per share (the "JLC COMMON STOCK"), of JLC.

                 WHEREAS, the Sellers desire to issue and sell the relevant Securities to each of the Buyers, and each of the Buyers desires to purchase the relevant Securities from the applicable Seller, upon the terms and subject to the conditions hereinafter set forth;

                  The parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                 SECTION 1.01. DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

                 "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

                 "CLOSING DATE" means the date of the Closing.

                 "COMMON STOCK SUBSCRIPTION AGREEMENTS" mean (i) the Common Stock Purchase Agreement dated as of the Closing Date between WRC and SGC Partners II LLC and (ii) the Subscription Agreement dated as of the Closing Date between WRC and EAC III LLC.

                 "CREDIT AGREEMENT" means the Credit Agreement dated as of the Closing Date among WRC, Weekly Reader and JLC as borrowers and those certain lenders listed on the signature pages thereto, together with all schedules, exhibits and annexes thereto.

                 "DEBT SECURITIES PURCHASE AGREEMENT" means the Purchase Agreement dated as of the Closing Date among WRC, Weekly Reader, JLC, Donald, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC, together with all schedules, exhibits and annexes thereto and all agreements contemplated to be executed pursuant thereto.

                 "DLJ BUYERS" means DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ First ESC, L.P. and DLJ ESC II, L.P.

                 "LIEN" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset.

                 "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "OTHER BUYERS" means those Buyers, other than the DLJ Buyers, listed on the signature pages hereto.

                 "OTHER STOCKHOLDERS AGREEMENTS" means (i) the Shareholder Agreement dated as of the Closing Date among Primedia Inc., WRC and Weekly Reader and the (ii) the Amended and Restated Stockholders Agreement dated as of the Closing Date among SGC Partners II LLC, EAC III L.L.C. and WRC.

                 "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "STOCKHOLDERS AGREEMENT" means the Preferred Stockholders Agreement dated as of the Closing Date among the Sellers, EAC III L.L.C., Ripplewood Partners, L.P., SGC Partners II LLC, DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ First ESC, L.P., DLJ ESC II, L.P. and each of the Other Buyers.

                 "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are, after giving effect to the transactions contemplated by the Recapitalization Agreement, directly or indirectly owned by WRC.

                 "TRANSACTION DOCUMENTS" means this Agreement, the Recapitalization Agreement, the Credit Agreements, the Debt Securities Purchase Agreement, the Common Stock Subscription Agreements, the Stockholders Agreement, the Other Stockholders Agreements and the Warrants.

                 (b) Each of the following terms is defined in the Section set forth opposite such term:

            TERM                                            SECTION
            Certificate of Incorporation                   3.05
            Closing                                        2.02
            Damages                                        6.02
            JLC                                           Recitals
            JLC Common Stock                              Recitals
            JLC Preferred Stock                            3.07
            JLC Warrants                                  Recitals
            Preferred Stock                               Recitals
            Primedia                                      Recitals
            Purchase                                      Recitals
            Purchase Price                                 2.01
            Recapitalization Agreement                    Recitals
            Securities                                    Recitals
            Sellers                                       Recitals
            Subsidiary Preferred Shares                    3.08
            Warrants                                      Recitals
            Weekly Reader                                 Recitals
            WRC                                           Recitals
            WRC Common Stock                               3.05
            WR Common Stock                                3.06(a)
            WR Preferred Stock                             3.06
            WR Warrants                                   Recitals


                                    ARTICLE 2

                                Purchase and Sale

                 SECTION 2.01. PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, the applicable Seller agrees to issue and sell to each Buyer and each Buyer agrees, severally and not jointly, to purchase from the applicable Seller the Securities set forth opposite such Buyer's name on Schedule A hereto at the Closing; PROVIDED that the Securities to be purchased by the Other Buyers shall, in the event any Other Buyer does not purchase such Securities, be purchased PRO RATA by the DLJ Buyers. The purchase price for the Securities (the "PURCHASE PRICE") is the amount in cash specified on Schedule A hereto. The Purchase Price shall be paid as provided in
Section 2.02.

                 SECTION 2.02. CLOSING. The closing (the "CLOSING") of the purchase and sale of the Securities hereunder shall take place at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York, concurrently with the execution of this Agreement, or at such other time or place as Buyers and the Sellers may agree. At the Closing:

                 (a) Each Buyer shall deliver to WRC, in immediately available funds, the aggregate Purchase Price set forth opposite such Buyer's name on Schedule A hereto, by wire transfer (or other means acceptable to WRC) to an account of WRC with a bank in New York City designated by WRC, by notice to such Buyer; PROVIDED that, in the event the DLJ Buyers are obligated pursuant to
Section 2.01 to purchase the Securities designated on Schedule A hereto to be purchased by any Other Buyer, such DLJ Buyers shall deliver to WRC their PRO RATA portion of the aggregate Purchase Price payable with respect to such Securities.

                 (b) Each Seller shall deliver, or cause to be delivered, to each Buyer certificates, or other appropriate documentation, for the relevant Securities duly registered in the name of such Buyer and bearing appropriate legends.


                                    ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES OF WRC

                 WRC represents and warrants to each Buyer as of the date hereof and as of the Closing Date that:

                 SECTION 3.01. CORPORATE EXISTENCE AND POWER. Each Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted and as proposed to be conducted.

                 SECTION 3.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by each Seller, as applicable, of each of the relevant Transaction Documents and the consummation by each Seller, as applicable, of the transactions contemplated hereby and thereby (including the issuance and sale of the Securities) are within the corporate powers of such Seller and have been duly authorized by all necessary corporate action on the part of such Seller. Each of the Transaction Documents constitutes, or when executed will constitute, a valid and binding agreement of each Seller, as applicable, enforceable against such entity in accordance with its respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement or creditors' rights generally or
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                 section 3.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by each Seller, as applicable, of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official to be obtained or made by, or with respect to, the Seller, except as have been obtained or made (or are not required to be obtained or made until after the Closing) and except for the filing of the Certificate of Designation by WRC for the Preferred Stock with the office of the Secretary of State for the State of Delaware.

                 SECTOPM 3.04. NONCONTRAVENTION. Except as set forth on Schedule
3.04 hereto, the execution, delivery and performance by each Seller, as applicable, of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate its certificate of incorporation or bylaws, (ii) assuming compliance with the matters referred to in Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of such entity or to a loss of any benefit to which it is entitled under any provision of any agreement or other instrument binding upon it or any of its assets or properties (except, with respect to the Transaction Documents other than this Agreement, the Stockholders Agreement and the Warrants, as would not have a material adverse effect on WRC and its Subsidiaries taken as a whole) or (iv) result in the creation or imposition of any material Lien on any of its properties or assets.

                 SECTION 3.05. CAPITALIZATION AND VOTING RIGHTS OF WRC. The authorized capital stock of WRC consists of 20,000,000 shares of common stock, par value $.01 per share (the "WRC COMMON STOCK"), and 20,000,000 shares of Preferred Stock, and the outstanding capital stock of WRC immediately prior to the Closing will be 1,434,900 shares of WRC Common Stock and no shares of Preferred Stock. The rights, privileges, preferences, voting powers, designations and qualifications, limitations and restrictions of the WRC Common Stock are set forth in the Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the "CERTIFICATE OF INCORPORATION") and the rights, privileges, preferences, voting powers, designations and qualifications, limitations and restrictions of the Preferred Stock are set forth in the Certificate of Designation attached hereto as Exhibit B.

                 (b) Immediately following the Closing and after giving effect to the transactions contemplated by the Recapitalization Agreement, the outstanding capital stock of WRC will be 6,855,853 shares of WRC Common Stock and 3,000,000 shares of Preferred Stock.

                 (c) As of the date hereof, EAC III L.L.C. owns 1,034,900 shares of WRC Common Stock representing 67.07% of the outstanding common stock of WRC and SGC Partners II LLC owns 350,000 shares of WRC representing 22.68% of the outstanding common stock of WRC. Immediately following the Closing and after giving effect to the transactions contemplated by the Recapitalization Agreement, (i) EAC III L.L.C. will own 4,848,635 shares of WRC Common Stock representing 70.7% of the outstanding common stock of WRC,
(ii) SGC Partners II LLC will own 1,694,039 shares of WRC Common Stock representing 24.7% of the outstanding common stock of WRC, (iii) each individual listed on Schedule 3.05 (c) hereto will own that number of shares of WRC Common Stock set forth opposite its name on Schedule 3.05(c) hereto, representing in the aggregate 107,523 shares of WRC Common Stock and representing

1.6% of the outstanding common stock of WRC and (iv) 205,656 shares of WRC Common Stock, representing 3.0% of the outstanding common stock of WRC, will be held by certain entities purchasing such shares in connection with the transactions contemplated by the Debt Securities Purchase Agreement.

                 (d) All of the outstanding shares of capital stock of WRC have been duly authorized and validly issued and are fully paid and non-assessable and free of any preemptive rights. Except as set forth in this Section 3.05 or in Schedule 3.05(d) hereto, there are, and immediately after the Closing and after giving effect to the transactions contemplated by the Recapitalization Agreement there will be, no outstanding shares of capital stock or voting securities of WRC, securities of WRC convertible into or exchangeable for shares of capital stock or voting securities of WRC, options or other rights to acquire from WRC, or other obligation of WRC to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of WRC or (iv) other than as expressly permitted in the Transaction Documents or employment plans, obligations of WRC to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or options of the type described in (i), (ii), or (iii).

                 SECTION 3.06. CAPITALIZATION AND VOTING RIGHTS OF WEEKLY READER. After giving effect to the transactions contemplated by the Recapitalization Agreement, the authorized capital stock of Weekly Reader will consist of 22,000,000 shares of common stock, of which 20,000,000 shares are designated "Common Stock", 1,000,000 shares are designated "Class A Non-Voting Common Stock" and 1,000,000 shares are designated "Class B Non-Voting (collectively, the "WR COMMON STOCK") and 20,000,000 shares of preferred stock, par value $.01 per share (the "WR PREFERRED STOCK"), and the outstanding capital stock of Weekly Reader will be 2,830,000 shares of WR Common Stock and 3,000,000 shares of WR Preferred Stock and there will be outstanding WR Warrants to purchase 422,874 shares of WR Common Stock. The form of WR Warrant is attached hereto as Exhibit C.

                 (b) All of the outstanding shares of capital stock of Weekly Reader have been duly authorized and validly issued and are fully paid and non-assessable and free of any preemptive rights. Except as set forth in this
Section 3.06 or in Schedule 3.06(b) hereto and after giving effect to the transactions contemplated by the Recapitalization Agreement, all of the outstanding capital stock or other voting securities of Weekly Reader will be owned by WRC, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities) and there will be no outstanding shares of capital stock or voting securities of Weekly Reader, securities of Weekly Reader convertible into or exchangeable for shares of capital stock or voting securities of Weekly Reader, options or other rights to acquire from Weekly Reader, or other obligation of Weekly Reader to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Weekly Reader or other than as expressly permitted in the Transaction Documents, obligation of Weekly Reader to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or positions of the type described in (i), (ii), or (iii).

                 SECTION 3.07. CAPITALIZATION AND VOTING RIGHTS OF JLC. (a) After giving effect to the transactions contemplated by the Recapitalization Agreement, the authorized capital stock of JLC will consist of 20,000 shares of JLC Common Stock and

10,000,000 shares of preferred stock, par value $.01 per share (the "JLC PREFERRED STOCK"), and the outstanding capital stock of JLC will be 10,000 shares of JLC Common Stock and no shares of JLC Preferred Stock and there will be outstanding JLC Warrants to purchase 1,495 shares of JLC Common Stock. The form of JLC Warrant is attached hereto as Exhibit D.

                 (b) All of the outstanding shares of capital stock of JLC have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in this Section 3.07 or in Schedule 3.07(b) and after giving effect to the transactions contemplated by the Recapitalization Agreement, all of the outstanding capital stock or other voting securities of JLC will be owned by WRC, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities) and there will be no outstanding shares of capital stock or voting securities of JLC, securities of JLC convertible into or exchangeable for shares of capital stock or voting securities of JLC, options or other rights to acquire from JLC, or other obligation of JLC to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of JLC or other than as expressly permitted in the Transaction Documents, obligation of JLC to repurchase or otherwise acquire or retire any shares of capital stock or any convertible securities, rights or positions of the type described in (i),
(ii), or (iii).

                 SECTION 3.08. VALID ISSUANCE OF SECURITIES. The shares of Preferred Stock which are being issued to the Buyers hereunder have been duly and validly authorized and, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be fully paid and non-assessable and free of any preemptive rights. The WR Warrants and the JLC Warrants, when executed and delivered in accordance with the terms hereof for the consideration set forth herein, will constitute valid and binding obligations of Weekly Reader and JLC, respectively, enforceable in accordance with their terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditor's rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The issuance of the Warrant Shares has been duly and validly authorized and, when issued and sold in accordance with the WR Warrants or the JLC Warrants, as the case may be, the Warrant Shares will be duly and validly issued, fully paid and non-assessable and free of preemptive rights. The issuance of the Subsidiary Preferred Shares has been duly and validly authorized and, when issued and delivered in accordance with the Stockholders Agreement, the Subsidiary Preferred Shares will be duly and validly issued, fully paid and non-assessable and free of any preemptive rights.

                 SECTION 3.09. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of WRC, threatened against or affecting any Seller or any of their respective properties before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by any Transaction Document or which could reasonably be expected to have a material adverse effect on the business, financial condition, properties or operations of WRC and its Subsidiaries, taken as a whole.

                 SECTION 3.10. NEWLY FORMED CORPORATION. WRC was incorporated on May 14, 1999 in the State of Delaware for the purpose of effectuating the acquisition of JLC and has not conducted any business or entered into any agreements or commitments, except with respect to the foregoing and except with respect to the transactions contemplated by the Transaction Documents.

                 SECTION 3.11. Shareholder Arrangements. Other than the Stockholders Agreement and the Other Stockholders Agreements, none of WRC, Weekly Reader or JLC is a party to or bound by any agreement with any of its stockholders.

                                    ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYERS

                 Each Buyer represents and warrants to WRC, severally as to itself only and not jointly or as to any other Buyer, as of the date hereof and as of the Closing Date that:

                 SECTION 4.01. EXISTENCE AND POWER. Such Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all powers (corporate, partnership or otherwise) and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

                 SECTION 4.02. AUTHORIZATION. The execution, delivery and performance by such Buyer of each of this Agreement and, when executed, the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby are or, when executed, will be within the powers (corporate, partnership or otherwise) of such Buyer and have been or will have been duly authorized by all necessary action on the part of such Buyer. This Agreement constitutes, and the Stockholders Agreement when executed will constitute, a valid and binding agreement of such Buyer, each enforceable in accordance with their respective terms, except (i) as limited by the applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors' rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                 SECTION 4.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by such Buyer of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and thereby require no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official to be obtained or made by, or with respect to, such Buyer.

                 SECTION 4.04. PURCHASE FOR INVESTMENT. Such Buyer is purchasing the relevant Securities for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.

                 SECTION 4.05. PRIVATE PLACEMENT. (a) Such Buyer understands that (i) the offering and sale of the Securities hereby is intended to be exempt from registration under the 1933 Act and (ii) there is no market or only a limited market for the relevant Securities, and there can be no assurance that any Buyer will be able to sell or dispose of the relevant Securities to be purchased by such Buyer.

                 (b) Such Buyer's financial situation is such that such Buyer can afford to bear the economic risk of holding the relevant Securities acquired hereunder for an indefinite period of time, and such Buyer can afford to suffer the complete loss of the investment in the relevant Securities.

                 SECTION 4.06. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of such Buyer threatened against or affecting, such Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Stockholders Agreement.

                 SECTION 4.07. BROKERS OR FINDERS' FEES. There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of such Buyer who might be entitled to any fee or commission from any Seller or such Buyer upon consummation of the transactions contemplated by this Agreement.


                                    ARTICLE 5

                              CONDITIONS TO CLOSING

                 SECTION 5.01. CONDITIONS TO OBLIGATIONS OF THE DLJ BUYERS, EACH OF THE OTHER BUYERS AND THE SELLERS. The obligations of the DLJ Buyers, each of the Other Buyers and the Sellers to consummate the Closing are subject to the satisfaction of the following conditions:

               (a) No provision of any applicable law, rule or regulation and no judgment, injunction, order or decree by any governmental entity of competent jurisdiction shall prohibit the consummation of the Closing or the Purchase.

               (b) All material actions by or in respect of, or filings with, any governmental body, agency, official or authority required to permit the consummation of the Closing and the Purchase shall have been taken, made or obtained.

               (c) The conditions to the consummation of the Recapitalization Agreement shall have been satisfied or waived and the Purchase shall have been consummated as contemplated by the Recapitalization Agreement, with any waiver of material conditions and any other material changes having been consented to by DLJ Merchant Banking II, Inc., on behalf of the Buyers (such consent not to have been unreasonably withheld).

               (d) The conditions to the consummation of the Credit Agreements shall have been satisfied or waived and the transactions contemplated therein shall have been consummated as contemplated by the Credit Agreements, with any waiver of material conditions and any other material changes having been consented to by

          DLJ Merchant Banking II, Inc., on behalf of the Buyers (such consent not to have been unreasonably withheld).

               (e) The conditions to the consummation of the Debt Securities Purchase Agreement shall have been satisfied or waived and the transactions contemplated therein shall have been consummated as contemplated by the Debt Securities Purchase Agreement, with any waiver of material conditions and any other material changes having been consented to by DLJ Merchant Banking II, Inc., on behalf of the Buyers (such consent not to have been unreasonably withheld).

               (f) The conditions to the consummation of the Common Stock Subscription Agreements shall have been satisfied or waived and the transactions contemplated therein shall have been consummated as contemplated by the Common Stock Subscription Agreements, with any waiver of material conditions and any other material changes having been consented to by DLJ Merchant Banking II, Inc., on behalf of the Buyers (such consent not to have been unreasonably withheld).

               (g) The Certificate of Designation for the Preferred Stock shall have been duly filed at the office of the Secretary of State of the State of Delaware.

                 SECTION 5.02. CONDITIONS TO OBLIGATION OF THE DLJ BUYERS AND EACH OF THE OTHER BUYERS. The obligation of the DLJ Buyers and each of the Other Buyers to consummate the Closing is subject to the satisfaction of the following further conditions:

               (a) (i) Each Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date and the representations and warranties of WRC contained in this Agreement and the representations and warranties of each Seller contained in any certificate or other writing delivered by such Seller pursuant hereto shall be true in all material respects when made and at and as of the Closing Date, as if made at and as of such date (it being understood that where any such representation and warranty already includes a materiality exception, no further materiality exception is to be permitted by this Section 5.02(a)(ii)).

               (b) Such Buyer shall have received all documents it may reasonably request relating to the existence of each Seller and the authority of each Seller, as applicable, to enter into this Agreement, the Credit Agreements, the Debt Securities Purchase Agreement, the Common Stock Subscription Agreements, the Warrants, the Stockholders Agreement and the Other Stockholders Agreements (including without limitation an opinion of counsel to the Sellers), all in form and substance reasonably satisfactory to such Buyer.

               (c) Each Seller shall have entered into the Stockholders Agreement in the form attached hereto as Exhibit E.

               (d) The Sellers shall have paid in full all costs and expenses, including any out-of-pocket expenses, of the DLJ Buyers then due and required to be paid by the Sellers pursuant to Section 8.04(a) hereof.

               (e) The board of directors of WRC, Weekly Reader and JLC shall each have appointed one designee of the DLJ Buyers as a director pursuant to the Stockholders Agreement.

               (f) Since December 31, 1998 there shall have been no material adverse change in the business, financial condition or results of operation of the Sellers or their respective subsidiaries, taken as a whole; PROVIDED that the matters set forth in Schedule 3.05 to the Recapitalization Agreement shall not be deemed to constitute a material adverse change for purposes of this Agreement.

               (g) Any material changes to the Other Stockholders Agreements shall have been consented to by DLJ Merchant Banking II, Inc., on behalf of the Buyers (such consent not to have been unreasonably withheld).

                 SECTION 5.03. CONDITIONS TO OBLIGATION OF THE SELLERS. The obligation of the Sellers to consummate the Closing is subject to the satisfaction of the following further conditions:

               (a) Each Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date and the representations and warranties of each Buyer contained in this Agreement and in any certificate or other writing delivered by such Buyer pursuant hereto shall be true in all material respects when made and at and as of the Closing Date, as if made at and as of such date (it being understood that where any such representation and warranty already includes a materiality exception, no further materiality exception is to be permitted by this Section 5.03(a)(II)).

               (b) The Sellers shall have received all documents they may reasonably request relating to the existence of each Buyer and the authority of such Buyer to enter into this Agreement and the Stockholders Agreement, all in form and substance reasonably satisfactory to the Sellers.

               (c) Each Buyer shall have entered into the Stockholders Agreement in the form attached hereto as Exhibit E.

                 Notwithstanding anything to the contrary contained herein, in the event that (i) any of the foregoing conditions shall not have been satisfied solely as result of a breach of such condition by any Other Buyer and (ii) the DLJ Buyers shall have elected to purchase the Securities that otherwise would have been purchased by such Other Buyer, such closing condition shall be deemed to have been satisfied with respect to such Other Buyer in all respects.


                                    ARTICLE 6

                            SURVIVAL; INDEMNIFICATION

                 SECTION 6.01. SURVIVAL. The representations and warranties of the parties hereto contained in this Agreement or in any certificate delivered pursuant hereto or in connection herewith shall survive the Closing (for the purpose of Section 6.02 only.) A breach of any representation or warranty made in this Agreement shall not affect in any manner whatsoever the relative rights and obligations of the parties to and under the Stockholders Agreement.

                 SECTION 6.02. INDEMNIFICATION. WRC hereby indemnifies, severally and not jointly, each Buyer and its Affiliates, limited partners, general partners, members, directors, officers and employees against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("DAMAGES") incurred or suffered by any such party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by any Seller pursuant to this Agreement.

                 (b) Each Buyer hereby indemnifies, severally and not jointly, each Seller and its Affiliates, limited partners, general partners, members, directors, officers and employees against and agrees to hold each of them harmless from any and all Damages incurred or suffered by any such party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by such Buyer pursuant to this Agreement.

                 SECTION 6.03. EXCLUSIVITY. After the Closing, Section 6.02 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement or other claim arising out of this Agreement or the transactions contemplated hereby.


                                    ARTICLE 7

                                   TERMINATION

                 SECTION 7.01. GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing:

               (a) by mutual written agreement of the Sellers and the DLJ
          Buyers;

               (b) by the Sellers or the DLJ Buyers if the Closing shall not have been consummated as of the close of business on the date hereof; or

               (c) by the Sellers or any DLJ Buyer if consummation of the transactions contemplated hereby would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

The party desiring to terminate this Agreement pursuant to Section 7.01(b) or 7.01(c) shall give notice of such termination to the other parties hereto.

                 SECTION 7.02. EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 7.01, such termination shall be without liability of any party (or any Affiliate, stockholder, general partner, limited partner, member, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; PROVIDED that if such termination shall result from the willful (i) failure of any party to fulfill a condition to the performance of the obligations of another party,

(ii) failure to perform a covenant of this Agreement or (iii) breach by any party hereto of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all Damages incurred or suffered by each other party as a result of such failure or breach. The provisions of Sections 8.04, 8.06, 8.07 and 8.08 shall survive any termination hereof pursuant to Section 7.01.


                                    ARTICLE 8

                                  MISCELLANEOUS

                 SECTION 8.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

                 if to any Buyer, to such Buyer at the address specified by such Buyer on the signature pages of this Agreement or in a notice given by such Buyer to the Sellers for such purpose, with a copy to:

                 Davis Polk & Wardwell
                 450 Lexington Avenue
                 New York, New York  10017
                 Attention: George R. Bason, Jr.
                 Fax:  (212) 450-4800

         if to any Seller, to:

                 WRC Media Inc.
                 c/o Ripplewood Holdings L.L.C.
                 One Rockefeller Plaza, 32nd Floor
                 New York, New York 10020
                 Attention:   Timothy C. Collins
                              Charles L. Laurey
                 Fax:  (212) 218-2719
                       (212) 581-4110

                 with a copy to:

                 Cravath, Swaine & Moore
                 Worldwide Plaza
                 825 Eighth Avenue
                 New York, New York 10019
                 Attention:   Peter S. Wilson
                 Fax:  (212) 765-0978

or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

                 SECTION 8.02. CERTAIN WRC COVENANTS. WRC will cause Weekly Reader and JLC to reserve and keep available for issuance (i) upon exercise of the WR Warrants or the JLC Warrants, as the case may be, the total number of Warrant Shares (as defined in the applicable Warrant) deliverable upon exercise of the WR Warrants or the JLC Warrants, as the case may be (including, with respect to the WRC Warrants, that number of Warrant Shares sufficient to satisfy the obligation to deliver shares of non-voting WR Common Stock upon an exercise of the WRC Warrants by the DLJ Buyers and to deliver shares of voting WR Common Stock upon an exercise of the WRC Warrants by any transferee of any DLJ Buyer (other than a transferee that is an Affiliate of any DLJ Buyer)), and upon exercise of the exchange rights set forth in Section 2.10 of the Stockholders Agreement, the total number of shares of preferred stock of Weekly Reader or JLC, as the case may be, (collectively, the "SUBSIDIARY PREFERRED SHARES") deliverable upon exercise of such exchange right.

                 SECTION 8.03. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

                 (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 8.04. EXPENSES; OTHER PAYMENTS. (a) All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; PROVIDED that the Sellers shall pay up to $350,000 of all reasonable out-of-pocket costs, expenses and other payments, including without limitation legal payments and disbursements, incurred or made by the DLJ Buyers in connection with the transactions contemplated by this Agreement, whether or not consummated.

                 (b) The Sellers shall pay to the DLJ Buyers a fee of $2,770,000 no later than two business days following the consummation of the Purchase if the Purchase is consummated on or prior to October 26, 2000 and the Securities, at such aggregate price as in each case is set forth opposite the name of each Buyer on Schedule A hereto, are not sold to the DLJ Buyers, other than by reason of any breach by the DLJ Buyers of their obligations hereunder.

                 SECTION 8.0.5 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

                 SECTION 8.06. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflict of law rules of such state.

                 SECTION 8.07. JURISDICTION. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.01 shall be deemed effective service of process on such party.

                 SECTION 8.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 SECTION 8.09. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement shall confer upon any Person other than the parties hereto any rights or remedies hereunder.

                 SECTION 8.10. ENTIRE AGREEMENT. This Agreement along with the Stockholders Agreement (including the documents, schedules and exhibits referred to herein and therein) and, the sixth paragraph and Exhibit C to each of those certain commitment letters dated July 7, 1999, August 2, 1999 and October 26, 1999, respectively, between DLJ Merchant Banking Partners and Ripplewood Partners, L.P. constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

                 SECTION 8.11. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

                 SECTION 8.12. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or partners as of the day and year first above written.


                                    WRC MEDIA INC.

                                    By: /s/ Charles Lavrey
                                       ----------------------------
                                       Name: Charles Lavrey
                                       Title: Secretary


                                    WEEKLY READER CORPORATION

                                    By: /s/ Charles Lavrey
                                       ----------------------------
                                       Name: Charles Lavrey
                                       Title: Secretary


                                    JLC LEARNING CORPORATION

                                    By: /s/ Charles Lavrey
                                       ----------------------------
                                       Name: Charles Lavrey
                                       Title: Secretary


                                    DLJ MERCHANT BANKING PARTNERS
                                    II, L.P., a Delaware Limited Partnership

                                    By: DL Merchant Banking II, Inc.,
                                    as Managing General Partner

                                    By: /s/ William F. Dawson
                                       ----------------------------
                                       Name: William F. Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172

                                    DLJ MERCHANT BANKING PARTNERS
                                    II-A, L.P., a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                    as Managing General Partner


                                    By: /s/ William F. Dawson
                                       ----------------------------
                                       Name: William F. Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172


                                    DLJ OFFSHORE PARTNERS II, C.V., a
                                    Netherlands Antilles Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                    as Advisory  General Partner


                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title: Attorney-in-fact

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    DLJ DIVERSIFIED PARTNERS, L.P., a
                                    Delaware Limited Partnership

                                    By: DLJ Diversified Partners, Inc.,
                                    as Managing General Partner

                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title: Attorney-in-fact

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172

                                    DLJ DIVERSIFIED PARTNERS-A, L.P., a
                                    Delaware Limited Partnership

                                    By: DLJ Diversified Partners, Inc.,
                                    as Managing General Partner

                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title: Attorney-in-fact

                                    Address:c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    DLJ MILLENNIUM PARTNERS, L.P., a
                                    Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                    as Managing General Partner

                                    By: /s/ William F. Dawson
                                       ----------------------------
                                       Name: William F. Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    DLJ MILLENNIUM PARTNERS-A, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc., as
                                    Managing General Partner


                                    By: /s/ William F. Dawson
                                       ----------------------------
                                       Name: William F. Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172

                                    DLJMB FUNDING II, INC.,
                                    a Delaware corporation

                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title: Attorney-in-fact

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    DLJ FIRST ESC L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ LBO Plans Management Corporation,
                                    as General Partner

                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    DLJ EAB PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ LBO Plans Management Corporation,
                                    as General Partner

                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name: David Burgstahler
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172

                                    DLJ ESC II L.P., a Delaware Limited
                                    Partnership

                                    By: DLJ LBO Plans Management Corporation, as
                                    General Partner


                                    By: /s/ David Burgstahler
                                       ----------------------------
                                       Name:  David Burgstahler
                                       Title: Attorney-in-fact

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                    277 Park Avenue
                                    New York, NY 10172


                                    ARES LEVERAGED INVESTMENT FUND, L.P., a
                                    Delaware Limited Partnership

                                    By: ARES MANAGEMENT L.P.,
                                    its General Partner

                                    By: /s/ Eric Beckman
                                       ----------------------------
                                       Name: Eric Beckman
                                       Title: Vice President

                                    Address: c/o Eric Beckman
                                    Ares Leveraged Investment Fund, L.P.
                                    1999 Avenue of the Stars
                                    Suite 1900
                                    Los Angeles, CA 90067


                                    ARES LEVERAGED INVESTMENT FUND II, L.P., a Delaware Limited PartnershipBy: ARES MANAGEMENT II, L.P., its General Partner


                                    By: /s/ Eric Beckman
                                       ----------------------------
                                       Name: Eric Beckman
                                       Title:

                                    Address: c/o Eric Beckman
                                    Ares Leveraged Investment Fund II, L.P.
                                    1999 Avenue of the Stars
                                    Suite 1900
                                    Los Angeles, CA 90067

                                    TCW LEVERAGED INCOME TRUST, L.P., a
                                    Delaware Limited Partnership

                                    By: TCW INVESTMENT MANAGEMENT
                                    COMPANY, as Investment Advisor


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:


                                    By: TCW ADVISORS (Bermuda), LTD., as
                                    General Partner


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    Address: c/o TCW/Crescent Mezzanine, LLC
                                    11100 Santa Monica Boulevard
                                    Suite 2000
                                    Los Angeles, CA 90025


                                    TCW LEVERAGED INCOME TRUST II, L.P., a
                                    Delaware Limited Partnership


                                    By: TCW (LINCII), L.P., as General Partner

                                    By: TCW ADVISORS (Bermuda), LTD., as
                                             General Partner


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    By: TCW INVESTMENT MANAGEMENT
                                    COMPANY, as Investment Advisor

                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    Address: c/o TCW/Crescent Mezzanine, LLC
                                    11100 Santa Monica Boulevard
                                    Suite 2000

                                    Los Angeles, CA 90025

                                    TCW SHARED OPPORTUNITY FUND III, L.P., a
                                    Delaware Limited Partnership

                                    By: TCW ASSET MANAGEMENT
                                    COMPANY, as Investment Advisor


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    Address: c/o TCW/Crescent Mezzanine, LLC
                                             11100 Santa Monica Boulevard
                                             Suite 2000
                                             Los Angeles, CA 90025


                                    SHARED OPPORTUNITY FUND IIB, LLC,
                                    a Delaware Limited Liability Company

                                    By: TCW ASSET MANAGEMENT COMPANY,
                                    as Investment Advisor


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    Address: c/o TCW/Crescent Mezzanine, LLC
                                    11100 Santa Monica Boulevard
                                    Suite 2000
                                    Los Angeles, CA 9002

                                    TCW/CRESCENT MEZZANINE PARTNERS
                                    II, L.P., a Delaware Limited Partnership

                                    TCW/CRESCENT MEZZANINE TRUST II

                                    By:   TCW/CRESCENT MEZZANINE II, L.P,
                                    its General Partner or managing owner

                                    By:   TCW/CRESCENT MEZZANINE L.L.C.,
                                     its General Partner

                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    Address: c/o TCW/Crescent Mezzanine, LLC
                                    11100 Santa Monica Boulevard
                                    Suite 2000
                                    Los Angeles, CA 90025


                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By: /s/ Richard A. Strait
                                       ----------------------------
                                       Name: Richard A. Strait
                                       Title:

                                    Address:The Northwestern Mutual Life
                                           Insurance
                                                Company
                                    720 East Wisconsin Avenue
                                    Milwaukee, WI  53202
                                    Attention: Securities Department

                                   SCHEDULE A

                                                                                                           PURCHASE PRICE
                                                     NO. OF        PURCHASE PRICE FOR     NO. OF WR            FOR WR
INVESTOR                                        PREFERRED SHARES    PREFERRED SHARES      WARRANTS            WARRANTS
DLJ Merchant Banking Partners II, L.P.             1,133,865          $23,903,490.11       159,828         $3,451,917.20

DLJ Merchant Banking Partners II-A, L.P.              45,156              951,151.48         6,365            137,469.36

DLJ Offshore Partners II, C.V.                        55,758            1,175,156.58         7,860            169,757.92

DLJ Diversified Partners, L.P.                        66,291            1,397,674.25         9,344            201,808.91

DLJ Diversified Partners-A, L.P.                      24,618              519,490.76         3,470             74,944.02

DLJMB Funding II, Inc.                               631,312           13,310,965.72        88,988          1,921,936.12

DLJ Millennium Partners, L.P.                         18,333              386,755.13         2,584             55,808.46

DLJ Millennium Partners-A, L.P.                        3,576               75,012.22           504             10,885.24

DLJ EAB Partners, L.P.                                 5,091              106,514.05           718             15,507.15

DLJ ESC II, L.P.                                     213,818            4,507,109.64        30,140            650,954.68

DLJ First ESC, L.P.                                    2,182               46,146.64           308              6,652.09

TCW/Crescent Mezzanine Partners II, L.P.             193,174            4,073,101.30        27,231            588,126.97

TCW/Crescent Mezzanine Trust II                       46,826              987,826.02         6,600            142,544.82

TCW Leveraged Income Trust, L.P.                      40,000              843,206.81         5,638            121,767.83

TCW Leveraged Income Trust II, L.P.                   40,000              843,206.81         5,638            121,767.83

Shared Opportunity Fund IIB, L.L.C.                   13,333              280,484.04         1,879             40,582.08

TCW Shared Opportunity Fund III, L.P.                 66,667            1,405,929.57         9,397            202,953.59

Ares Leveraged Investment Fund, L.P.                 100,000            2,109,768.29        14,095            304,419.58

Ares Leveraged Investment Fund II, L.P.              100,000            2,107,995.42        14,096            304,441.18

                                                                        PURCHASE
                                                                         PRICE
                                                     NO. OF JLC         FOR JLC             AGGREGATE
INVESTOR                                              WARRANTS          WARRANTS          PURCHASE PRICE
DLJ Merchant Banking Partners II, L.P.                  566            $991,217.69         $28,346,625.00

DLJ Merchant Banking Partners II-A, L.P.                 23              40,279.16           1,128,900.00

DLJ Offshore Partners II, C.V.                           28              49,035.50           1,393,950.00

DLJ Diversified Partners, L.P.                           33              57,791.84           1,657,275.00

DLJ Diversified Partners-A, L.P.                         12              21,015.22             615,450.00

DLJMB Funding II, Inc.                                  314             549,898.16          15,782,800.00

DLJ Millennium Partners, L.P.                             9              15,761.41             458,325.00

DLJ Millennium Partners-A, L.P.                           2               3,502.54              89,400.00

DLJ EAB Partners, L.P.                                    3               5,253.80             127,275.00

DLJ ESC II, L.P.                                        107             187,385.68           5,345,450.00

DLJ First ESC, L.P.                                       1               1,751.27              54,550.00

TCW/Crescent Mezzanine Partners II, L.P.                 96             168,121.73           4,829,350.00

TCW/Crescent Mezzanine Trust II                          23              40,279.16           1,170,650.00

TCW Leveraged Income Trust, L.P.                         20              35,025.36           1,000,000.00

TCW Leveraged Income Trust II, L.P.                      20              35,025.36           1,000,000.00

Shared Opportunity Fund IIB, L.L.C.                       7              12,258.88             333,325.00

TCW Shared Opportunity Fund III, L.P.                    33              57,791.84           1,666,675.00

Ares Leveraged Investment Fund, L.P.                     49              85,812.13           2,500,000.00

Ares Leveraged Investment Fund II, L.P.                  50              87,563.40           2,500,000.00


                                       24

                                                                                                           PURCHASE PRICE
                                                     NO. OF        PURCHASE PRICE FOR     NO. OF WR            FOR WR
INVESTOR                                        PREFERRED SHARES    PREFERRED SHARES      WARRANTS            WARRANTS
Northwestern Mutual Life Insurance
Company                                              200,000            4,217,763.71        28,191            608,860.76
Total                                              3,000,000           63,248,748.55       422,874          9,133,105.79

                                                                        PURCHASE
                                                                         PRICE
                                                     NO. OF JLC         FOR JLC             AGGREGATE
INVESTOR                                              WARRANTS          WARRANTS          PURCHASE PRICE
Northwestern Mutual Life Insurance
Company                                                  99             173,375.53           5,000,000.00
Total                                                 1,495           2,618,145.66          75,000,000.00

                                    EXHIBIT B
                                 Preferred Stock


                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                            AND RIGHTS OF 15% SENIOR
                            PREFERRED STOCK DUE 2011

                                       of


                                 WRC MEDIA INC.

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware



                 We, the undersigned, [           ], President, and
[           ], Secretary, of WRC Media Inc., a Delaware corporation (hereinafter called the "CORPORATION"), pursuant to the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designations and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolution:

                 RESOLVED, that, pursuant to Article IV of the Amended and Restated Certificate of Incorporation (which authorizes 20,000,000 shares of preferred stock, par value $0.01 per share ("PREFERRED STOCK"), of which no shares of Preferred Stock are currently issued and outstanding), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

                 RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions: (1) NUMBER AND DESIGNATION. 6,400,000 shares of the Preferred Stock of the Corporation shall be designated as 15% Senior Preferred Stock Due 2011 (the "SENIOR PREFERRED STOCK").

                 (2) RANK. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to all classes of or series of common stock of the Corporation, including the Corporation's common stock, par value $.01 per share ("COMMON STOCK"), and each other class of capital stock of the Corporation, the terms of which do not expressly provide that such class shall rank senior to, or on a parity with, the Senior Preferred Stock or the terms of which do not specify any rank relative to the Senior Preferred Stock. All capital stock of the Corporation to which the Senior Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "JUNIOR SECURITIES." All capital stock of the Corporation with which the Senior Preferred Stock ranks on a parity (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "PARITY SECURITIES." The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be.

                 (3) DIVIDENDS. (a) (i) The holders of shares of Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends (subject to Sections 3(a)(ii) and (iii)) at a rate equal to (the "DIVIDEND RATE") (1) 15% per annum (computed on the basis of a 360 day year) or
(2), if (A) any Registration Statement is not filed with the Securities and Exchange Commission (the "COMMISSION") on or prior to the applicable Filing Deadline, (B) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Target Date, (C) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (D) any Registration Statement is declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 2 days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 5 days of filing such post-effective amendment to such Registration Statement (each such event referred to in clauses (A) through (D), (a "REGISTRATION DEFAULT"), 15.5% per annum (computed on the basis of a 360 day year) for each week or portion thereof that the Registration Default continues. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (A) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (B) above, (3) upon Consummation of the Exchange Offer, in the case of (C) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (D) above, the Dividend Rate shall return to 15% (before giving effect to any applicable Default Dividend). In the event the Corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Senior Preferred Stock pursuant to Section 5(b) or 5(c), the Dividend Rate as provided above shall increase by .50% per quarter (each, a "DEFAULT DIVIDEND") for each quarter or portion thereof following the date on which such redemption was required to be made until cured, PROVIDED that the aggregate increase shall not exceed 10%. Such dividends shall be payable in the manner set forth below in Sections 3(a)(ii) and (iii) quarterly on March 31, June 30, September 30, and December 31 of each year (unless such day is not a business day, in which event on the next succeeding business day) (each of such dates being a "DIVIDEND PAYMENT DATE" and each such quarterly period being a "DIVIDEND PERIOD"). Such dividends shall be cumulative from the date of issue, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends.

                 "CONSUMMATE" means, with respect to an Exchange Offer, the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Preferred Stock to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Article V of the Shareholders Agreement and (c) the delivery by the Corporation of New Preferred Stock with the same liquidation value as the Liquidation Value of the Senior Preferred Stock tendered by holders thereof pursuant to the Exchange Offer.

                 "EFFECTIVENESS TARGET DATE" shall have the meaning ascribed such term in the Shareholders Agreement.

                 "EXCHANGE OFFER" shall have the meaning ascribed such term in the Shareholders Agreement.

                 "EXCHANGE OFFER REGISTRATION STATEMENT" shall have the meaning ascribed such term in the Shareholders Agreement.

                 "FILING DEADLINE" shall have the meaning ascribed such term in the Shareholders Agreement.

                 "NEW PREFERRED STOCK" means the Corporation's new Senior Preferred Stock Due 2011, of identical type and having identical terms as the Senior Preferred Stock, to be issued (i) in the Exchange Offer or (ii) as contemplated by Article V of the Shareholders Agreement.

                 "REGISTRATION STATEMENT" means any registration statement of the Corporation relating to (a) an offering of New Preferred Stock pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant hereto and (ii) including the prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                 "SHELF REGISTRATION STATEMENT" shall have the meaning ascribed such term in the Shareholders Agreement.

                 "SHAREHOLDERS AGREEMENT" means the Preferred Stockholders Agreement dated as of November 17, 1999 among the Corporation, Weekly Reader Corporation, JLC Learning Corporation, EAC III LLC, SGC Partners II LLC, DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ First ESC, L.P., DLJ ESC II, L.P. and the other parties listed on the signature pages thereto.

                 "TRANSFER RESTRICTED SECURITIES" means each share of Senior Preferred Stock, until the earliest to occur of (i) the date on which such Senior Preferred Stock is exchanged in the Exchange Offer for a share of New Preferred

Stock which is entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Act, (ii) the date on which such share of Senior Preferred Stock has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued New Preferred Stock), or (iii) the date on which such Senior Preferred Stock is distributed to the public pursuant to Rule 144 under the Securities Act of 1933, as amended (the "ACT").

          (ii) Prior to the first Dividend Payment Date after the fifth anniversary of the issuance of the Senior Preferred Stock (or such earlier Dividend Payment Date as the Corporation shall elect) (either such date being referred to as the "CASH PAY DATE"), dividends shall not be payable in cash to holders of shares of Senior Preferred Stock but shall, subject to Section 3(b), accrete to the Liquidation Value in accordance with
     Section 4(a).

          (iii) Following the Cash Pay Date, each such dividend shall be payable in cash on the Liquidation Value per share of the Senior Preferred Stock, in equal quarterly amounts (to which the Default Dividend, if any, shall be added), to the holders of record of shares of the Senior Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. Following the Cash Pay Date, accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                 (b) At the written request of the holders of a majority of the shares of Senior Preferred Stock, the Corporation shall, commencing on the first Dividend Payment Date after such request and ending on the Cash Pay Date, be required to pay all dividends on shares of Senior Preferred Stock by the issuance of additional shares of Senior Preferred Stock ("ADDITIONAL SHARES"). The Additional Shares shall be identical to all other shares of Senior Preferred Stock, except as set forth in Section 4. For the purposes of determining the number of Additional Shares to be issued as dividends pursuant to this Section 3(b), such Additional Shares shall be valued at their Applicable Liquidation Value as provided in Section 4(c).

                 (c) Holders of shares of Senior Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the cumulative dividends, as herein provided, on the Senior Preferred Stock. Except as provided in this Section 3, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Senior Preferred Stock that may be in arrears.

                 (d) So long as any shares of the Senior Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment or other distribution declared or made upon Parity Securities, nor shall any Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, unless, in each case (to the extent such dividends on the Senior Preferred Stock are payable in cash), full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Senior Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on, or the acquisition of, as applicable, such class or series of Parity Securities. When (to the extent such dividends are payable in cash) dividends on the Senior Preferred Stock are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Senior Preferred Stock and all dividends declared upon any other class or series of Parity Securities shall (in each case, to the extent payable in cash) be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Senior Preferred Stock and accumulated and unpaid on such Parity Securities.

                 (e) So long as any shares of the Senior Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary) (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "JUNIOR SECURITIES DISTRIBUTION") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) the full cumulative dividends on all outstanding shares of the Senior Preferred Stock and any other Parity Securities shall (to the extent payable in cash) have been paid or set apart for payment for all past Dividend Periods with respect to the Senior Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) (to the extent payable in cash) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Senior Preferred Stock and the current dividend period with respect to such Parity Securities.

                 (4) LIQUIDATION PREFERENCE. (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the shares of Senior Preferred Stock shall be entitled to receive an amount equal to the Liquidation Value of such share plus any accrued and unpaid cash dividends to the date of distribution. "LIQUIDATION VALUE" on any date means, with respect to (x) any share of Senior Preferred Stock other than any Additional Shares, the sum of (1) $25.00 per share and (2) the aggregate of all dividends accreted on such share until the most recent Dividend Payment Date upon which an accretion to Liquidation Value has occurred (or if such date is a Dividend Payment Date upon which an accretion to Liquidation Value has occurred, such date), PROVIDED that in the event of an actual liquidation, dissolution or winding up of the Corporation or the redemption of any shares of Senior Preferred Stock pursuant to Section 5 hereunder, the amount referred to in (2) shall be calculated by including dividends accreting to the actual date of such liquidation, dissolution or winding up or the redemption date, as the case may be, rather than the Dividend Payment Date referred to above and, PROVIDED FURTHER that in no event will dividends accrete beyond the earlier of (i) the Cash Pay Date and (ii) the most recent Dividend Payment Date prior to the Dividend Payment Date on which dividends on the Senior Preferred Stock are payable in Additional Shares (except that in the event of an actual liquidation, dissolution or winding up of the Corporation or the redemption of any shares of Senior Preferred Stock pursuant to Section 5 hereunder, the amount referred to in (ii) shall be calculated by including dividends accreting to the actual date of such liquidation, dissolution or winding up or the redemption date, as the case may be), and (y) any Additional Share, the Applicable Liquidation Value. All accretions to Liquidation Value will be calculated using compounding on a quarterly basis. Except as provided in the preceding sentences, holders of shares of Senior Preferred Stock shall not be entitled to any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Senior Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Senior Preferred Stock and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Senior Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section (4), (i) a consolidation or merger of the Corporation with one or more corporations or (ii) a sale or transfer of all or substantially all of the Corporation's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

                 (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of the Senior Preferred Stock, as provided in this Section (4), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Senior Preferred Stock shall not be entitled to share therein.

                 (c) The Applicable Liquidation Value of any Additional Shares shall be the Liquidation Value of Senior Preferred Stock outstanding immediately prior to the first Dividend Payment Date occurring after a request for payment in Additional Shares has been made in accordance with Section 3(b).

                 (5) REDEMPTION. (a) REDEMPTION AT THE OPTION OF THE CORPORATION. On and after November 17, 1999 (but not including from November 17, 2002 to November 17, 2004), to the extent the Corporation shall have funds legally available for such payment, the Corporation may, at its option, redeem shares of Senior Preferred Stock, in whole but not in part, at redemption prices per share in cash set forth in the table below, together with accrued and unpaid cash dividends thereon to the date fixed for redemption, without interest:

          YEAR BEGINNING
           NOVEMBER 17                    PERCENTAGE OF LIQUIDATION VALUE
               1999                                  115.000%
               2000                                   115.000
               2001                                   115.000
               2002                               Not applicable
               2003                               Not applicable
               2004                                   107.500
               2005                                   105.625
               2006                                   103.750
               2007                                   101.875
               2008                                   100.000

                 (b) REDEMPTION IN THE EVENT OF A CHANGE OF CONTROL. In the event of a Change of Control, the Corporation shall, to the extent it shall have funds legally available for such payment and to the extent permitted pursuant to the Indenture, offer to redeem all of the shares of Senior Preferred Stock then outstanding, and shall redeem the shares of Senior Preferred Stock of any holder of such shares that shall consent to such redemption, upon a date no later than 30 days (or, if a later date is required in order to comply with the federal securities laws, the first date thereafter on which such redemption is permitted under the federal securities laws) (such date being referred to as the "CHANGE OF CONTROL REDEMPTION DATE") following the Change in Control, at a redemption price per share in cash set forth in the table below, together with accrued and unpaid cash dividends thereon to the date fixed for redemption, without interest.

          YEAR BEGINNING
           NOVEMBER 17                    PERCENTAGE OF LIQUIDATION VALUE
               1999                                 107.5000%
               2000                                  107.5000
               2001                                  107.5000
               2002                                  100.0000
               2003                                  100.0000
               2004                                  103.7500
               2005                                  102.8125
               2006                                  101.8750
               2007                                  100.9375
               2008                                  100.0000

                 "CHANGE OF CONTROL" means the occurrence of any of the following (i) the direct or indirect sale, transfer or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Corporation and its Subsidiaries (other than JLC Learning Corporation) taken as a whole to any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) other than a Principal or a Related Party; (ii) the adoption of a plan of liquidation or dissolution of the Corporation or Weekly Reader Corporation;
(iii) the consummation of any transaction (including without limitation any merger or consolidation) the result of which is that any "person" or "group" (as defined above), other than a Principal or a Related Party, becomes the Beneficial Owner, directly or indirectly of more than 50% of the Voting Stock of either of the Corporation or Weekly Reader Corporation, measured by voting power rather than number of shares; or (iv) the first day on which a majority of the members of the board of directors of the Corporation or Weekly Reader are not Continuing Directors.

                 "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. "CONTINUING DIRECTORS" means, as of the date of any determination, any member of the board of directors of the relevant company who (i) was a member of such board of directors on November 17, 1999 or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

                 "PRINCIPAL" means Ripplewood Partners, L.P., DLJ Merchant Banking Partners II, L.P. and any member of management of any of the Corporation, Weekly Reader Corporation or JLC Learning Corporation as of November 17, 1999.

                 "RELATED PARTY" means (i) any controlling stockholder, Subsidiary, or immediate family member (in the case of an individual) of any Principal, (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a majority or more controlling interest of which consist of any one or more Principals and/or such other Persons referred to in the immediately preceding clause (i) or (iii) any Affiliate (as such term is defined in the Shareholders Agreement) of DLJ Merchant Banking Partners II, L.P.

                 "SUBSIDIARY" means, with respect to any specified person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of the person and (ii) any partnership the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or the only general partners of which are such person or one or more Subsidiaries of such person.

                 "INDENTURE" means that certain Indenture dated November 17, 1999 by and between the Corporation and The Bankers Trust Company with respect to the Corporation's 12 3/4% Senior Subordinated Notes due 2009.

                 (c) MANDATORY REDEMPTION. To the extent the Corporation shall have funds legally available for such payment, on November 17, 2011, if any shares of the Senior Preferred Stock shall be outstanding, the Corporation shall redeem all outstanding shares of the Senior Preferred Stock, at a redemption price equal to the aggregate Liquidation Value, in cash, together with any accrued and unpaid cash dividends thereon to the date fixed for redemption, without interest.

                 (d) REDEMPTION FOR WEEKLY READER CORPORATION PREFERRED STOCK. The Corporation, at its option but only in connection with or in anticipation of (and no more than 10 business days prior to) the Reorganization, may redeem all of the shares of Senior Preferred Stock then outstanding in exchange for an equivalent number of shares of preferred stock of Weekly Reader Corporation, of identical type and liquidation preference, having identical terms and conditions as the Senior Preferred Stock (except that the issuer of such preferred stock shall be Weekly Reader Corporation) and with equal amounts of accrued and unpaid cash dividends, if any (the "EXCHANGE PREFERRED STOCK").

                 "REORGANIZATION" means a reorganization completed in connection with an initial public offering, pursuant to which the Corporation shall transfer, or cause to be transferred, all or substantially all of its assets to Weekly Reader Corporation in exchange for the assumption by Weekly Reader Corporation of all or substantially all of the liabilities of the Corporation, the issuance to the Corporation by Weekly Reader Corporation of new common stock and a number of shares of Exchange Preferred Stock equal to the number of shares of Senior Preferred Stock then outstanding, and, at the option of the Corporation, the distribution by the Corporation of an equivalent number of shares of the Exchange Preferred Stock to the holders of the Senior Preferred Stock in exchange for the Senior Preferred Stock, PROVIDED that after giving effect to such reorganization, the overall economic position of a holder of Exchange Preferred Stock with respect to its investment in Weekly Reader Corporation (and relative to other creditors, lenders and equity holders of Weekly Reader Corporation) shall not be worse than, immediately prior to such reorganization, the overall economic position of a holder of Senior Preferred Stock with respect to the investment by that holder in the Corporation (and relative to other creditors, lenders and equity holders of the Corporation).

                 (e) STATUS OF REDEEMED SHARES. Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock, PROVIDED that no such issued and reacquired shares of Senior Preferred Stock shall be reissued or sold as Senior Preferred Stock.

                 (f) FAILURE TO REDEEM. If the Corporation is unable or shall fail to discharge its obligation to redeem all outstanding shares of Senior Preferred Stock pursuant to Section (5)(b) or 5(c) (each, a "MANDATORY REDEMPTION OBLIGATION"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and so long as any Mandatory Redemption Obligation with respect to the Senior Preferred Stock shall not be fully discharged, the Corporation shall not (i) directly or indirectly, redeem, purchase, or otherwise acquire any Parity Security or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities (except in connection with a redemption, sinking fund or other similar obligation to be satisfied pro rata with the Senior Preferred Stock) or (ii) in accordance with Section 3(e), declare or make any Junior Securities Distribution, or, directly or indirectly, discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of the Junior Securities.

                 (g) FAILURE TO PAY DIVIDENDS. Notwithstanding the foregoing provisions of this Section (5), unless full cumulative cash dividends (whether or not declared) on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid or set apart for payment for all Dividend Periods terminating on or prior to the applicable redemption date, none of the shares of Senior Preferred Stock shall be redeemed, and no sum shall be set aside for such redemption, unless shares of Senior Preferred Stock are redeemed pro rata.

                 (6) PROCEDURE FOR REDEMPTION. (a) In the event the Corporation shall redeem shares of Senior Preferred Stock pursuant to Section 5(a) or (c), notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation, PROVIDED that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Senior Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) that all shares of Senior Preferred Stock are to be redeemed; (iii) the redemption price;
(iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                 (b) In the case of any redemption pursuant to Sections 5(a) or
(c), notice having been mailed as provided in Section 6(a), from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares), dividends on the shares of Senior Preferred Stock shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid.

                 (c) In the case of a redemption pursuant to Section 5(b), notice of such redemption shall be given by first class mail, postage prepaid, mailed not more than 10 days following the occurrence of the Change of Control and not less than 20 days prior to the Change of Control Redemption Date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation, PROVIDED that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Senior Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) that a Change of Control has occurred; (ii) the Change of Control Redemption Date; (iii) the redemption price; (iv) that such holder may elect to cause the Corporation to redeem all or any of the shares of Senior Preferred Stock held by such holder; (v) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (vi) that dividends on the shares the holder elects to cause the Corporation to redeem will cease to accrue on such redemption date.

                  Upon receipt of such notice, the holder shall, within the time period specified therein, return such notice to the Corporation indicating the number of shares of Senior Preferred Stock such holder shall elect to cause the Corporation to redeem, if any. The failure of any holder to timely return such notice shall be deemed an election by such holder not to cause the Corporation to redeem any of such holder's shares of Senior Preferred Stock. (d) In the case of a redemption pursuant to Section 5(b), notice having been mailed as provided in Section 6(c), from and after the Change of Control Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on such shares of Senior Preferred Stock as the holder elects to cause the Corporation to redeem shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such share shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                  (e) In the case of a redemption pursuant to Section 5(d), notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation, PROVIDED that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Senior Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) that all shares of Senior Preferred Stock are to be redeemed; (iii) the place or places where certificates for such shares of Senior Preferred Stock are to be surrendered for certificates for shares of Exchange Preferred Stock; (iv) that dividends on the shares to be redeemed will cease to accrue on such redemption date and (v) the proposed terms of the Reorganization. If the Reorganization Transaction shall not be consummated in the manner disclosed in such notice of redemption, such redemption will be, and will be deemed to be, rescinded in all respects and the Senior Preferred Stock shall remain outstanding in accordance with its terms.

                  (f) In the case of a redemption pursuant to Section 5(d), notice having been mailed as provided in Section 6(e), from and after the redemption date (unless default shall be made by the Corporation in distributing the required shares of Exchange Preferred Stock in exchange for the shares of Senior Preferred Stock), dividends on the shares of Senior Preferred Stock shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the required shares of Exchange Preferred Stock) shall cease. Upon surrender in accordance with said notice of the certificates for any shares of Senior Preferred Stock (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be exchanged by the Corporation for the required shares of Exchange Preferred Stock.

                  (7) VOTING RIGHTS. (a) The holders of record of shares of Senior Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section (7) or as otherwise provided by law. (b) If and whenever (i) four consecutive or six quarterly cash dividends payable on the Senior Preferred Stock have not been paid in full, (ii) for any reason (including the reason that funds are not legally available for a redemption), the Corporation shall have failed to discharge any Mandatory Redemption Obligation, (iii) the Corporation shall have failed to provide the notice required by Section 6(c) within the time period specified in such section or
(iv) the Corporation shall have failed to comply with Sections 3(d), 3(e) or 7(c), (1) the number of directors then constituting the Board of Directors shall be increased by one and the holders of a majority of the outstanding shares of Senior Preferred Stock, together with the holders of shares of every other series of preferred stock upon which like rights have been conferred and are exercisable (resulting from either the failure to pay dividends or the failure to redeem) (any such series is referred to as the "PREFERRED SHARES"), voting as a single class regardless of series, shall be entitled to elect the one additional director to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Senior Preferred Stock and the Preferred Shares called as hereinafter provided.

                  (c) Whenever (i) all arrears in cash dividends on the Senior Preferred Stock and the Preferred Shares then outstanding shall have been paid and cash dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, (ii) the Corporation shall have fulfilled its Mandatory Redemption Obligation, (iii) the Corporation shall have fulfilled its obligation to provide notice as specified in subsection (b)(iii), or (iv) the Corporation shall have complied with Sections 3(d), 3(e) and 7(c), as the case may be, then the right of the holders of the Senior Preferred Stock to elect such additional director shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future (i) arrearage in four consecutive or six quarterly cash dividends, (ii) failure to fulfill any Mandatory Redemption Obligation, (iii) failure to fulfill the obligation to provide the notice required by Section 6(c) within the time period specified in such section or (iv) failure to comply with Sections 3(d), 3(e) or 7(c)), the terms of office of the person elected as director by the holders of the Senior Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Senior Preferred Stock and the Preferred Shares, the secretary of the Corporation may, and upon the written request of any holder of Senior Preferred Stock (addressed to the secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Senior Preferred Stock and of the Preferred Shares for the election of the director to be elected by them as herein provided, such call to be made by notice similar to that provided in the Bylaws of the Corporation for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Senior Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The director elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur with respect to the director elected by the holders of the Senior Preferred Stock and the Preferred Shares, a successor shall be elected in accordance with the procedures of Section 7(b) to serve until the next annual meeting of the stockholders or special meeting held in place thereof, if such office shall not have previously terminated as provided above.

                 (d) Without the written consent of a majority of the outstanding shares of Senior Preferred Stock or the vote of holders of a majority of the outstanding shares of Senior Preferred Stock at a meeting of the holders of Senior Preferred Stock called for such purpose, the Corporation will not (i) amend, alter or repeal any provision of the Certificate of Incorporation (by merger or otherwise) so as to adversely affect the preferences, rights or powers of the Senior Preferred Stock, PROVIDED that any such amendment that decreases the dividend payable on or the Liquidation Value of the Senior Preferred Stock shall require the affirmative vote of holders of each share of Senior Preferred Stock at a meeting of holders of Senior Preferred Stock called for such purpose or written consent of the holder of each share of Senior Preferred Stock; (ii) create, authorize or issue any class of stock ranking prior to, or on a parity with, the Senior Preferred Stock with respect to dividends or upon liquidation, dissolution, winding up or otherwise, or increase the authorized number of shares of any such class or series, or reclassify any authorized stock of the Corporation into any such prior or parity shares or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such prior or parity shares, except that the Corporation may, without such approval, create, authorize and issue Parity Securities for the purpose of utilizing the proceeds from the issuance of such Parity Securities for the redemption of all outstanding shares of Senior Preferred Stock in accordance with the terms hereof or (iii) merge or consolidate, or sell, exchange or convey all or substantially all of the assets, property or business of the Corporation unless, in the case of a merger or consolidation, (A) if the Corporation is not the surviving corporation, the seniority, rights, powers and preferences of the Senior Preferred Stock continue unimpaired and on identical terms after such transaction or (B) the surviving corporation has a Consolidated Net Worth (immediately following any such transaction) at least equal to that of the Corporation immediately prior to such transaction. The previous sentence shall not be construed to prohibit any Reorganization consummated in compliance with the terms of this Senior Preferred Stock.

                 "CONSOLIDATED NET WORTH" means at any date and with respect to any Person, the consolidated stockholders' equity of such Person and its consolidated subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition, "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to November 17, 1999 in the book value of any asset owned by such Person or a consolidated subsidiary, (ii) all investments in unconsolidated subsidiaries and all equity investments in Persons which are not subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

                 (e) In exercising the voting rights set forth in this Section
(7), each share of Senior Preferred Stock shall have one vote per share, except that when any other series of Preferred Stock shall have the right to vote with the Senior Preferred Stock as a single class on any matter, then the Senior Preferred Stock and such other series shall have with respect to such matters one vote per $25.00 of Liquidation Value or other liquidation preference. Except as otherwise required by applicable law or as set forth herein, the shares of Senior Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

                 (8) REPORTS. So long as any of the Senior Preferred Stock is outstanding, the Corporation will furnish the holders thereof with the quarterly and annual financial reports that the Corporation is required to file with the Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or, in the event the Corporation is not required to file such reports, reports containing the same information as would be required in such reports.

                 (9) GENERAL PROVISIONS. (a) The term "PERSON" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

                 (b) The term "OUTSTANDING", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

                 (c) The headings of the sections, subsections, paragraphs, subparagraphs, clauses and subclauses used herein are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

                 (d) Each holder of Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and exchange, redemption and repurchase of, such securities by the Corporation are subject to restrictions on the Corporation contained in certain credit and financing agreements, including the Indenture.

                 IN WITNESS WHEREOF, WRC Media Inc. has caused this Certificate of Designations to be signed and attested by the undersigned this ____ day of November, 1999.

                                                  WRC MEDIA INC.

                                                  By:
                                                     ------------------------
                                                     Name:
                                                     Title:

ATTEST:



------------------------
Name:
Title:

                                    EXHIBIT C
                                 Form of Warrant


                            WEEKLY READER CORPORATION



                      WARRANT FOR THE PURCHASE OF SHARES OF
                    COMMON STOCK OF WEEKLY READER CORPORATION


NO. ____                                                    WARRANT TO PURCHASE
                                                                    ____ SHARES




      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.



         FOR VALUE RECEIVED, WEEKLY READER CORPORATION, a Delaware corporation (the "COMPANY"), hereby certifies that [HOLDER], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, _____ fully paid and non-assessable shares of voting common stock of the Company, par value $0.01 per share (the "WARRANT SHARES"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid for a Warrant Share are subject to adjustment from time to time as hereinafter set forth. Notwithstanding the foregoing, the term "Warrant Shares," in the case of any exercise of this Warrant by any DLJ Holder (as hereinafter defined) and any transferee of any DLJ Holder that is also an Affiliate (as hereinafter defined) of any DLJ Holder, but only in such case, shall be deemed to refer to fully-paid and non-assessable shares of non-voting common stock of the Company, par value $0.01 per share.

                  (a) DEFINITIONS.

                  (1) The following terms, as used herein, have the following meanings:

                  "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.


"BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

                  "COMMON STOCK" means the Common Stock, par value $0.01 per share, of the Company or other capital stock of the Company that is not preferred as to liquidation or dividends.

                  "DLJ HOLDERS" means DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ ESC II, L.P. and DLJ First ESC, L.P.

                  "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

                  "EXERCISE PRICE" means $0.01 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

                  "EXPIRATION DATE" means November 17, 2011 at 5:00 p.m. New York City time.

                  "FAIR MARKET VALUE" means, with respect to one share of Common Stock on any date, the Current Market Price Per Common Share determined pursuant to paragraph (h)(6) hereof.

                  "PERSON" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "PRINCIPAL HOLDERS" means, on any date, the Holders of at least 662/3% of the Warrants.

                  "STOCKHOLDERS AGREEMENT" means the Preferred Stockholders Agreement dated as of the date hereof among WRC Media Inc., the Company, JLC Learning Corporation, Ripplewood Partners, L.P., The Northwestern Mutual Life Insurance Company, SGC Partners II LLC, DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ

Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB
Partners, L.P., DLJ ESC II, L.P., DLJ First ESC, L.P., EAC III LLC and the other Buyers listed on the signature pages thereto.

                  "TRANSFER" means to directly or indirectly sell transfer, assign or otherwise dispose of.

                  "WARRANTS" means the Warrants issued to the subscribers under the Preferred Stock and Warrants Subscription Agreement dated as of the date hereof among the Company and the subscribers listed on the signature pages thereof.

                  (2) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

                  (b) EXERCISE OF WARRANT.

                  (1) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price, PROVIDED HOWEVER, that in connection with a public offering of the Common Stock, a Holder may deliver the Warrant Exercise Notice, the Warrant Exercise Subscription Form and this Warrant Certificate, together with payment of the applicable Exercise Price, to the Company simultaneously. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Notwithstanding anything herein to the contrary, in lieu of payment in cash of the applicable Exercise Price, the Holder may elect (i) to receive upon exercise of this Warrant, the number of Warrant Shares reduced by a number of shares of Common Stock having the aggregate Fair Market Value equal to the aggregate Exercise Price for the Warrant Shares, (ii) to deliver as payment, in whole or in part of the aggregate Exercise Price, shares of Common Stock having the aggregate Fair Market Value equal to or in excess of the applicable portion of the aggregate Exercise Price for the Warrant Shares or (iii) to deliver as payment, in whole or in part of the aggregate Exercise Price, such number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value equal to or in excess of the applicable portion of the aggregate Exercise Price for the Warrant Shares. Notwithstanding anything to the contrary in this paragraph (b)(1), if the aggregate Fair Market Value of the Common Stock applied or delivered pursuant to (i),

         (ii) or (iii) above exceeds the aggregate Exercise Price, in no event shall the Holder be entitled to receive any amounts from the Company.

                  (2) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares; PROVIDED HOWEVER, that the Company shall not be required to pay any such documentary, stamp, issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares or any Warrant Certificate in a name other than that of the Holder.

                  (3) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph (f) hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; PROVIDED HOWEVER, that the Company shall not be required to deliver any such new Warrant Certificate until any taxes referred to in the proviso to the foregoing clause (2) shall have been paid.

                  (4) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph (e) below; PROVIDED HOWEVER, that the Company shall not be required to deliver any such evidence of ownership until any taxes referred to in the proviso to the foregoing clause (2) shall have been paid.

                  (c) RESTRICTIVE LEGEND. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Stockholders Agreement.

                  (d) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Stockholders Agreement.

                  (e) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share (as defined in paragraph
(h)(6)) at the date of such exercise.


                  The Company further agrees that it will not change the par value of the Common Stock from par value $0.01 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Common Stock upon any event described in paragraph (h) that (i) provides for an increase in the number of shares of Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise thereof) to be greater than $4,228.74 or (ii) would, but for this provision, reduce the Exercise Price below the par value of the Common Stock.

                  (f) EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT.

                  (1) This Warrant and the Warrant Shares are subject to the provisions of the Stockholders Agreement, including the restrictions on transfer. Each taker and holder of this Warrant Certificate, by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby. The Holder, by its acceptance of this Warrant, will be subject to the provisions of, and will have the benefits of, the Stockholders Agreement to the extent set forth therein, including the transfer restrictions and the registration rights included therein.

                  (2) Subject to compliance with the transfer restrictions set forth in the Stockholders Agreement, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled. The Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes payable in respect of any transfer, exchange or assignment pursuant to this paragraph (f).

                  (g) LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

                  (h) ANTI-DILUTION PROVISIONS. The Exercise Price of this Warrant and the number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this paragraph (h); PROVIDED that, notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Common Stock, as such par value may be reduced from time to time in accordance with paragraph (e).

                  (1) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Stock payable in Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to paragraph (h)(9), the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been reclassified pursuant to clause (iii) or (iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) In case the Company shall issue or sell any Common Stock (other than Common Stock issued (I) upon exercise of the Warrants, (II) pursuant to any Common Stock related employee compensation plan of the Company approved by the Company's Board of Directors; PROVIDED that no more than 283,000 shares of Common Stock may be issued pursuant to the exception set forth in this clause (II) of paragraph (h)(2), (III) upon exercise or conversion of any security the issuance of which caused an adjustment under paragraphs (h)(3) or (h)(4) or (iv) to the public in a bona fide public offering registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder), the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of

         Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by the Current Market Price Per Common Share immediately prior to such issuance or sale and (y) the aggregate consideration, if any, to be received by the Company upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of shares of Common Stock outstanding immediately after such issuance or sale and the Current Market Price Per Common Share immediately prior to such issuance or sale but in no event will such fraction exceed 1. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Company; PROVIDED that if the Principal Holders shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Principal Holders to determine such fair market value, the fees and expenses of such independent appraiser to be paid (i) by the Company if the fair market value as determined by such appraiser is less than the fair market value as determined by the Board of Directors of the Company and (ii) by the Holders otherwise. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors.

                  (3) In case the Company shall fix a record date for the issuance of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) less than the Current Market Price Per Common Share on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph (h)(2), as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (h)(2). Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein which are no more favorable in their entirety than those contained in this paragraph (h)), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, in the latter event.

                  (4) In case the Company shall sell or issue rights, options (other than options issued pursuant to a plan described in clause (II) of paragraph (h)(2)) or warrants or other securities entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into shares of Common Stock) and the price per share of Common Stock (or the conversion price per share of Common Stock, if the security is convertible into shares of Common Stock) with respect to such right, option or warrant is less than the Current Market Price Per Common Share, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or upon conversion of such convertible securities) shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Exercise Price shall be adjusted pursuant to paragraph (h)(2), as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (h)(2). Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein which are no more favorable in their entirety than those contained in this paragraph (h)), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Exercise Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event. No adjustment of the Exercise Price shall be made pursuant to this paragraph (h)(4) to the extent that the Exercise Price shall have been adjusted pursuant to paragraph (h)(3) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

                  (5) In case the Company shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph (h)(3)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph (h)(2)) of the portion of the assets, cash, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

                  (6) For the purpose of any computation under paragraph (e) or paragraph (h)(2), (3), (4) or (5), on any determination date, the Current Market Price Per Common Share shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the Common Stock for the 20 consecutive trading days ending three days prior to such date. "DAILY PRICE" means (1) if the shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); (4) if the shares of Common Stock then are not listed and traded on any such securities exchange and not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ; or (5) if such shares are not listed and traded on any such securities exchange, not traded on the NASDAQ National Market and bid and asked prices are not reported by NASDAQ, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market. If on any determination date the shares of Common Stock are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors, without regard to considerations of the lack of liquidity, applicable regulatory restrictions or any of the transfer restrictions or other obligations imposed on such shares set forth in the Stockholders Agreement. If the Principal Holders shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company and reasonably acceptable to the Principal Holders, the fees and expenses of such independent appraiser to be paid (i) by the Company if the Current Market Price Per Common Share as determined by such appraiser is less than the Current Market Price Per Common Share as determined by the

         Board of Directors of the Company and (ii) by the Holders otherwise. For purposes of any computation under this paragraph (h), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

                  (7) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; PROVIDED that any adjustments which by reason of this paragraph (h)(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (h) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

                  (8) In the event that, at any time as a result of the provisions of this paragraph (h), the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock or other securities of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.


                  (9) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraph (h)(1), (2), (3), (4) or (5), the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                  (10) The Company shall notify all Holders of the fixing of a record date for the purpose of payment of a cash dividend to holders of Common Stock as soon as reasonably practicable, but in no event less than 20 days prior to any such record date.

                  (11) Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this paragraph (h), the Company shall forthwith file in the custody of the secretary or any assistant secretary of the Company at its principal executive office and with its stock transfer agent or its warrant agent, if any, an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to paragraph (f) and the

         Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder.

                  (12) The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to paragraph (h)(5) otherwise required, on the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this paragraph (h)(12) by delivering to the Company a written notice of such exercise within seven days of its receipt of the certificate of adjustment required pursuant to paragraph (h)(11) to be delivered by the Company in connection with such distribution.

                  (i) CONSOLIDATION, MERGER, OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or Transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or Transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or Transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation, merger, sale or Transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or Transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.

                  In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or Transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph (i) shall similarly apply to successive consolidations, mergers, sales, leases or Transfers.

                  (j) NOTICES. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:         Weekly Reader Corporation
                           c/o Ripplewood Holdings L.L.C.
                           32nd Floor
                           One Rockefeller Plaza
                           New York, NY 10020
                           Attention:       Mr. Timothy C. Collins
                                            Mr. Charles L. Laurey
                           Telephone:       (212) 218-2719
                           Facsimile:       (212) 582-4110

With a copy to:            Cravath, Swaine & Moore

                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Attention:       Peter S. Wilson, Esq.
                           Telephone:       (212) 474-1767
                           Facsimile:       (212) 765-0978

If to the Holder:          [Holder]
                           [Address]
                           [Address]
                           Attention:
                           Telephone:
                           Facsimile:

                  Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

                  (k) RIGHTS OF THE HOLDER. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

                  (l) GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

                  (m) AMENDMENTS; WAIVERS. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of November 17, 1999.



                                          WEEKLY READER CORPORATION




                                          By __________________________
                                             Name:
                                             Title:


Acknowledged and Agreed:

[HOLDER]


By ---------------------
   Title:

                             WARRANT EXERCISE NOTICE

        (To be delivered prior to exercise of the Warrant by execution of the Warrant Exercise Subscription Form)

To:      Weekly Reader Corporation

         The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.01 per share, of Weekly Reader Corporation.

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at $____ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") and wishes, in lieu of paying the Exercise Price of $____ per share currently in effect pursuant to the Warrant, to receive that number of shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to deliver as payment that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to deliver as payment that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares.

                                     -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to pay $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below, and to deliver as payment of $____ of the aggregate Exercise Price that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to pay $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below, and to deliver as payment of $____ of the aggregate Exercise Price that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares.
Date: __________ __, ____.


                                    --------------------------------
                                            (Signature of Holder)
                                    --------------------------------
                                            (Street Address)
                                    --------------------------------
                                            (City) (State) (Zip Code)

Payment:   $___________ cash
           $___________ check
           ____________ shares of Common Stock having a Fair Market Value of $___________
           _____________ Warrants exercisable for shares of Common Stock having a Fair Market Value of $__________

                           WARRANT SUBSCRIPTION FORM

     To:        Weekly Reader Corporation


         The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares of Common Stock (the "SHARES"), par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares of Common Stock (the "SHARES"), par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) (provided that in lieu of payment of $_________, the undersigned will receive a number of Shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of _______ shares of Common Stock (the "SHARES"), par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $____ per share (the Exercise Price currently in effect pursuant to the Warrant) (such payment being made by delivering that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of _______ shares of Common Stock (the "SHARES"), par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $____ per share (the Exercise Price currently in effect pursuant to the Warrant) (such payment being made by delivering that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase __________ shares of Common Stock (the "SHARES"), par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $_______ per Share (the Exercise Price currently in effect pursuant to the Warrant), and herewith makes payment of $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check), and herewith delivers as payment of $____ of the aggregate Exercise Price that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares, all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of __________ shares of Common Stock, par value $0.01 per share, of Weekly Reader Corporation (the "COMPANY") at $____ per share (the Exercise Price currently in effect pursuant to the Warrant), and herewith makes payment of $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check), and herewith delivers as payment of $____ of the aggregate Exercise Price that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares, all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date:
      ---------- --, ----.
                                    --------------------------------
                                            (Signature of Owner)
                                    --------------------------------
                                            (Street Address)
                                    --------------------------------
                                            (City) (State) (Zip Code)


         The signature to the foregoing Warrant Subscription Form must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular without alteration or enlargement or any change whatsoever.

Securities and/or check to be issued to:

Please insert social security or identifying number:

     Name:

Street Address:
City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:
Name:
Street Address:
City, State and Zip Code:

                             WARRANT ASSIGNMENT FORM

                                                                    Dated_______


FOR VALUE RECEIVED,
                    ---------------------------------------------
hereby sells, assigns and transfers unto,

------------------------------------------------(the "ASSIGNEE"),
(please type or print in block letters)

-----------------------------------------------------------------
(insert address)

         its right to purchase shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

         Signature
                  ----------------------------


                                     NOTICE:

         The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D
                                 Form of Warrant

                            JLC LEARNING CORPORATION



                      WARRANT FOR THE PURCHASE OF SHARES OF
                    COMMON STOCK OF JLC LEARNING CORPORATION


NO. ____                                                     WARRANT TO PURCHASE
                                                                     ____ SHARES


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.



         FOR VALUE RECEIVED, JLC LEARNING CORPORATION, a Delaware corporation (the "COMPANY"), hereby certifies that [HOLDER], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, _____ fully paid and non-assessable shares of voting common stock of the Company, par value $0.01 per share (the "WARRANT SHARES"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid for a Warrant Share are subject to adjustment from time to time as hereinafter set forth. Notwithstanding the foregoing, the term "Warrant Shares," in the case of any exercise of this Warrant by any DLJ Holder (as hereinafter defined) and any transferee of any DLJ Holder that is also an Affiliate (as hereinafter defined) of any DLJ Holder, but only in such case, shall be deemed to refer to fully paid and non-assessable shares of non-voting common stock of the Company, par value $0.01 per share.

         (a) DEFINITIONS.

         (1) The following terms, as used herein, have the following meanings:
"AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "COMMON STOCK" means the Common Stock, par value $0.01 per share, of the Company or other capital stock of the Company that is not preferred as to liquidation or dividends.

         "DLJ HOLDERS" means DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLj Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ ESC II, L.P. and DLJ First ESC, L.P.

         "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "EXERCISE PRICE" means $0.01 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

         "EXPIRATION DATE" means November 17, 2011 at 5:00 p.m. New York City time.

         "FAIR MARKET VALUE" means, with respect to one share of Common Stock on any date, the Current Market Price Per Common Share determined pursuant to paragraph (h)(6) hereof.

         "PERSON" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PRINCIPAL HOLDERS" means, on any date, the Holders of at least 662/3% of the Warrants.

         "STOCKHOLDERS AGREEMENT" means the Amended and Restated Stockholders Agreement dated as of the date hereof among WRC Media Inc., Weekly Reader Corporation, the Company, Ripplewood Partners, L.P., the Northwestern Mutual Life Insurance Company, SGC Partners II LLC, DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ EAB Partners, L.P., DLJ ESC II, L.P., DLJ First ESC, L.P., EAC III LLC and the other Buyers listed on the signature pages thereto.

         "TRANSFER" means to directly or indirectly sell, transfer, assign or otherwise dispose of.

         "WARRANTS" means the Warrants issued to the subscribers under the Preferred Stock and Warrants Subscription Agreement dated as of the date hereof among the Company and the subscribers listed on the signature pages thereof.

         (2) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Stockholders Agreement.

         (b) EXERCISE OF WARRANT.

         (1) The Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price, PROVIDED HOWEVER, that in connection with a public offering of the Common Stock, a Holder may deliver the Warrant Exercise Notice, the Warrant Exercise Subscription Form and this Warrant Certificate, together with payment of the applicable Exercise Price, to the Company simultaneously. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Notwithstanding anything herein to the contrary, in lieu of payment in cash of the applicable Exercise Price, the Holder may elect (i) to receive upon exercise of this Warrant, the number of Warrant Shares reduced by a number of shares of Common Stock having the aggregate Fair Market Value equal to the aggregate Exercise Price for the Warrant Shares, (ii) to deliver as payment, in whole or in part of the aggregate Exercise Price, shares of Common Stock having the aggregate Fair Market Value equal to or in excess of the applicable portion of the aggregate Exercise Price for the Warrant Shares or (iii) to deliver as payment, in whole or in part of the aggregate Exercise Price, such number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value equal to or in excess of the applicable portion of the aggregate Exercise Price for the Warrant Shares. Notwithstanding anything to the contrary in this paragraph (b)(1), if the aggregate Fair Market Value of the Common Stock applied or delivered pursuant to (i), (ii) or (iii) above exceeds the aggregate Exercise Price, in no event shall the Holder be entitled to receive any amounts from the Company.

         (2) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares; PROVIDED HOWEVER, that the Company shall not be required to pay any such documentary, stamp, issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares or any Warrant Certificate in a name other than that of the Holder.

         (3) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph (f) hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same; PROVIDED HOWEVER, that the Company shall not be required to deliver any such new Warrant Certificate until any taxes referred to in the proviso to the foregoing clause (2) shall have been paid.

         (4) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph (e) below; PROVIDED HOWEVER, that the Company shall not be required to deliver any such evidence of ownership until any taxes referred to in the proviso to the foregoing clause (2) shall have been paid.

         (c) RESTRICTIVE LEGEND. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Stockholders Agreement.

         (d) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Stockholders Agreement.

         (e) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share (as defined in paragraph (h)(6)) at the date of such exercise.

         The Company further agrees that it will not change the par value of the Common Stock from par value $0.01 per share to any higher par value which exceeds the Exercise Price then in effect, and will reduce the par value of the Common Stock upon any event described in paragraph (h) that (i) provides for an increase in the number of shares of Common Stock subject to purchase upon exercise of this Warrant, in inverse proportion to and effective at the same time as such number of shares is increased, but only to the extent that such increase in the number of shares, together with all other such increases after the date hereof, causes the aggregate Exercise Price of all Warrants (without giving effect to any exercise thereof) to be greater than $14.95 or (ii) would, but for this provision, reduce the Exercise Price below the par value of the Common Stock.

         (f) EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT.

         (1) This Warrant and the Warrant Shares are subject to the provisions of the Stockholders Agreement, including the restrictions on transfer. Each taker and holder of this Warrant Certificate, by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby. The Holder, by its acceptance of this Warrant, will be subject to the provisions of, and will have the benefits of, the Stockholders Agreement to the extent set forth therein, including the transfer restrictions and the registration rights included therein.

         (2) Subject to compliance with the transfer restrictions set forth in the Stockholders Agreement, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled. The Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes payable 0in respect of any transfer, exchange or assignment pursuant to this paragraph (f).

         (g) LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the
Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

         (h) ANTI-DILUTION PROVISIONS. The Exercise Price of this Warrant and the number of shares of Common Stock for which this Warrant may be exercised shall be subject to adjustment from time to time upon the occurrence of certain events as provided in this paragraph (h); PROVIDED that, notwithstanding anything to the contrary contained herein, the Exercise Price shall not be less than the par value of the Common Stock, as such par value may be reduced from time to time in accordance with paragraph (e).

         (1) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Stock payable in Common Stock, (ii) subdivide or split the outstanding Common Stock, (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to paragraph (h)(9), the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been reclassified pursuant to clause (iii) or (iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         (2) In case the Company shall issue or sell any Common Stock (other than Common Stock issued (I) upon exercise of the Warrants, (II) pursuant to any Common Stock related employee compensation plan of the Company approved by the Company's Board of Directors; PROVIDED that no more than 1,000 shares of Common Stock may be issued pursuant to the exception set forth in this clause (II) of paragraph (h)(2), (III) upon exercise or conversion of any security the issuance of which caused an adjustment under paragraphs (h)(3) or (h)(4) or (iv) to the public in a bona fide public offering registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder), the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the time of such issuance or sale multiplied by the Current Market Price Per Common Share immediately prior to such issuance or sale and (y) the aggregate consideration, if any, to be received by the Company upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of shares of Common Stock outstanding immediately after such issuance or sale and the Current Market Price Per Common Share immediately prior to such issuance or sale but in no event will such fraction exceed 1. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Company; PROVIDED that if the Principal Holders shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Principal Holders to determine such fair market value, the fees and expenses of such independent appraiser to be paid (i) by the Company if the fair market value as determined by such appraiser is less than the fair market value as determined by the Board of Directors of the Company and (ii) by the Holders otherwise. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors.

         (3) In case the Company shall fix a record date for the issuance of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) less than the Current Market Price Per Common Share on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph (h)(2), as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (h)(2). Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein which are no more favorable in their entirety than those contained in this paragraph (h)), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, in the latter event.

         (4) In case the Company shall sell or issue rights, options (other than options issued pursuant to a plan described in clause (II) of paragraph
     (h)(2)) warrants or other securities entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into shares of Common Stock), and the price per share of Common Stock (or the conversion price per share of Common Stock, if the security is convertible into shares of Common Stock) with respect to such right, option or warrant is less than the Current Market Price Per Common Share, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or upon conversion of such convertible securities) shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Exercise Price shall be adjusted pursuant to paragraph
     (h)(2), as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (h)(2) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled

     (other than pursuant to adjustment provisions therein which are no more favorable in their entirety than those contained in this paragraph (h)), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Exercise Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event. No adjustment of the Exercise Price shall be made pursuant to this paragraph
     (h)(4) to the extent that the Exercise Price shall have been adjusted pursuant to paragraph (h)(3) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

         (5) In case the Company shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph (h)(3)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph
     (h)(2)) of the portion of the assets, cash, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (6) For the purpose of any computation under paragraph (e) or paragraph
     (h)(2), (3), (4) or (5), on any determination date, the Current Market Price Per Common Share shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the Common Stock for the 20 consecutive trading days ending three days prior to such date.

         "DAILY PRICE" means (1) if the shares of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); (4) if the shares of Common Stock then are not listed and traded on any such securities exchange and not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ; or (5) if such shares are not listed and traded on any such securities exchange, not traded on the NASDAQ National Market and bid and asked prices are not reported by NASDAQ, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market. If on any determination date the shares of Common Stock are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors, without regard to considerations of the lack of liquidity, applicable regulatory restrictions or any of the transfer restrictions or other obligations imposed on such shares set forth in the Stockholders Agreement. If the Principal Holders shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the applicable class of Common Stock as determined by an independent appraiser retained by the Company and reasonably acceptable to the Principal Holders, the fees and expenses of such independent appraiser to be paid (i) by the Company if the Current Market Price Per Common Share as determined by such appraiser less than the Current Market Price Per Common Share as determined by the Board of Directors of the Company and (ii) by the Holders otherwise. For purposes of any computation under this paragraph (h), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

         (7) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; PROVIDED that any adjustments which by reason of this paragraph
     (h)(7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph
     (h) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

         (8) In the event that, at any time as a result of the provisions of this paragraph (h), the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock or other securities of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

         (9) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraph (h)(1), (2), (3), (4) or (5), the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

         (10) The Company shall notify all Holders of the fixing of a record date for the purpose of payment of a cash dividend to holders of Common Stock as soon as reasonably practicable, but in no event less than 20 days prior to any such record date.

         (11) Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this paragraph (h), the Company shall forthwith file in the custody of the secretary or an assistant secretary of the Company at its principal executive office and with its stock transfer agent or its warrant agent, if any, an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to paragraph (f) and the Company shall, forthwith after each such adjustment, mail a copy, by first-class mail, of such certificate to the Holder.

         (12) The Holder shall, at its option, be entitled to receive, in lieu of the adjustment pursuant to paragraph (h)(5) otherwise required thereof, on the date of exercise of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for shares of Common Stock immediately prior to the record date with respect to such distribution. The Holder may exercise its option under this paragraph
     (h)(12) by delivering to the Company a written notice of such exercise within seven days of its receipt of the certificate of adjustment required pursuant to paragraph (h)(11) to be delivered by the Company in connection with such distribution.

(i) CONSOLIDATION, MERGER, OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or Transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer by a holder of the number of shares of Common Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or Transfer, assuming (i) such holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or Transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a constituent Person and (ii) in the case of a consolidation, merger, sale or Transfer which includes an election as to the consideration to be received by the holders, such holder of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or Transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph (i) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or Transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.

In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or Transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph (i) shall similarly apply to successive consolidations, mergers, sales, leases or Transfers.

(j) NOTICES. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:         JLC Learning Corporation
                           c/o Ripplewood Holdings L.L.C.
                           32nd Floor
                           One Rockefeller Plaza
                           New York, NY 10020
                           Attention:   Mr. Timothy C. Collins
                                        Mr. Charles L. Laurey
                           Telephone:   (212) 218-2719
                           Facsimile:   (212) 582-4110

With a copy to:            Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Attention:   Peter S. Wilson, Esq.
                           Telephone:   (212) 474-1767
                           Facsimile:   (212) 765-0978

If to the Holder:          [Holder]
                           [Address]
                           [Address]
                           Attention:
                           Telephone:
                           Facsimile:


Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

(k) RIGHTS OF THE HOLDER. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

(l) GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

(m) AMENDMENTS; WAIVERS. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of November 17, 1999.

                                          JLC LEARNING CORPORATION



                                          By __________________________
                                             Name:
                                             Title:



Acknowledged and Agreed:

[HOLDER]


By ___________________________
   Title:

                             WARRANT EXERCISE NOTICE

        (To be delivered prior to exercise of the Warrant by execution of the Warrant Exercise Subscription Form)

To:      JLC Learning Corporation

         The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $0.01 per share, of [JLC Learning Corporation].

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at $____ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") and wishes, in lieu of paying the Exercise Price of $____ per share currently in effect pursuant to the Warrant, to receive that number of shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to deliver as payment that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to deliver as payment that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to pay $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below, and to deliver as payment of $____ of the aggregate Exercise Price that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares.

                                      -OR-

         The undersigned intends to exercise the Warrant to purchase __________ shares of Common Stock (the "SHARES") at the Exercise Price of $____ per share currently in effect pursuant to the Warrant, and intends to pay $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below, and to deliver as payment of $____ of the aggregate Exercise Price that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares.

         Date: __________ __, ____.



                        --------------------------------
                            (Signature of Holder)
                        --------------------------------
                            (Street Address)
                        --------------------------------
                            (City) (State) (Zip Code)

Payment:   $___________ cash
           $___________ check
           ____________ shares of Common Stock having a Fair Market Value of $___________
           _____________ Warrants exercisable for shares of Common Stock having a Fair Market Value of $__________

                                    WARRANT SUBSCRIPTION FORM



To:      JLC Learning Corporation

         The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares of Common Stock (the "SHARES"), par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares of Common Stock (the "SHARES"), par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant) (provided that in lieu of payment of $_________, the undersigned will receive a number of Shares reduced by a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of _______ shares of Common Stock (the "SHARES"), par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $____ per share (the Exercise Price currently in effect pursuant to the Warrant) (such payment being made by delivering that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of _______ shares of Common Stock (the "SHARES"), par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $____ per share (the Exercise

Price currently in effect pursuant to the Warrant) (such payment being made by delivering that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of the aggregate Exercise Price for the Shares), all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase __________ shares of Common Stock (the "SHARES"); par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $_______ per Share (the Exercise Price currently in effect pursuant to the Warrant), and herewith makes payment of $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check), and herewith delivers as payment of $____ of the aggregate Exercise Price that number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares, all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

                                      -OR-

         The undersigned irrevocably exercises the Warrant for the purchase of __________ shares of Common Stock, par value $0.01 per share, of JLC Learning Corporation (the "COMPANY") at $____ per share (the Exercise Price currently in effect pursuant to the Warrant), and herewith makes payment of $_____ of the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check), and herewith delivers as payment of $____ of the aggregate Exercise Price that number of Warrants which, if exercised, would result in a number of shares of Common Stock having an aggregate Fair Market Value (as defined in the Warrant) equal to or in excess of such portion of the aggregate Exercise Price for the Shares, all on the terms and conditions specified in the Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

         Date: __________ __, ____.



               --------------------------------
                      (Signature of Owner)
               --------------------------------
                      (Street Address)
               --------------------------------
                      (City) (State) (Zip Code)


     The signature to the foregoing Warrant Subscription Form must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular without alteration or enlargement or any change whatsoever.

         Securities and/or check to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:


Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                             WARRANT ASSIGNMENT FORM

                                                                  Dated ________

FOR VALUE RECEIVED,_________________________________________
hereby sells, assigns and transfers unto, _______________________________________________(the "ASSIGNEE"),
(please type or print in block letters)

___________________________________________________________(insert address)

         its right to purchase shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                Signature___________________

                                     NOTICE:

         The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                           CROSS-REFERENCE TARGET LIST

   NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT APPEAR IN THE
                             TARGET PULL-DOWN LIST.
              (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

ARTICLE/SECTION    TARGET NAME  ARTICLE/SECTION    TARGET NAME  ARTICLE/SECTION    TARGET NAME  ARTICLE/SECTION    TARGET NAME
------------------------------  ------------------------------  ------------------------------  ------------------------------
------------------------------  ------------------------------  ------------------------------  ------------------------------
2.01...........purch/sale.sect
2.02...................closing

3.03..........govt auth seller
3.04..........noncontra.seller
3.05..............cap.and.v.r.
3.05(D).............exc.as.set
3.06.........captlzn.vtg.rghts
3.06(a)...cap.vr.giving.effect
3.06(B)........as.set.forth.in
3.07.....captlzn.vtg.rghts.JLC
3.07(B)..............except.as
3.08............valid.issuance
3.09................litigation
3.11.......shareholder.arrange

5............closing condition
5.03(A)(II)........rep.war.buy

6.02............indemnifcation

7.01..........terminate ground

8.01...................notices
8.02...........certain wrc cov
8.04..................expenses
8.04(A)..........sell.pay.250k
8.06.............governing law
8.07..............jurisdiction
8.08..........jury trial waive